Supplement to the currently effective STATEMENTS OF ADDITIONAL INFORMATION

DWS Short Duration Fund – Class A

DWS Short-Term Municipal Bond Fund – Class A

The following changes are effective on or about July 15, 2020:

The following disclosure replaces the existing similar disclosure contained under the heading “Class A, Class C and Class R Shares” in the “I. Retail Funds” sub-section of the “DISTRIBUTION AND SERVICE AGREEMENTS AND PLANS” section of Part II of each fund’s Statement of Additional Information:

With respect to Class A and Class R shares of a fund, DDI pays each firm a service fee, generally payable quarterly, at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to Class A and Class R shares of a fund, generally commencing with the month after investment (for Class A shares) and immediately after investment (for Class R shares). With respect to Class C shares of a fund, DDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. DDI does not advance the first-year service fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DDI and its affiliates. For periods after the first year, DDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and generally paid quarterly) of the net assets attributable to Class C shares of a fund maintained and serviced by the firm.

The “Class A Shares” sub-section of “PART II: APPENDIX II-D — FINANCIAL SERVICES FIRMS’ COMPENSATION” of Part II of each fund’s Statement of Additional Information is replaced as follows:

Compensation Schedule: Retail Sales and DWS/Ascensus 403(b) Plan(1)
Amount of Shares Sold	As a Percentage of Net Asset Value
$250,000 to $2,999,999	0.75%(2)
$250,000 to $49,999,999	0.50%(3) 0.75%(4)
$250,000 to $4,999,999	1.00%(5)
$5,000,000 to $9,999,999	0.55%(5)(8)
$1 million to $2,999,999	0.85%(6) 1.00%(7)
$1 million to $4,999,999	1.00%(8)
$3 million to $49,999,999	0.50%(9)
$10 million to $49,999,999	0.50%(5)(8)
$50 million and greater	0.25%(10)
(1)	For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DDI will consider the cumulative amount invested by the purchaser in a fund and other funds including purchases pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to in the “Purchases” sub-heading of the “Purchase and Redemption of Shares” section of this SAI.

(2)	Applicable to the following funds: DWS CROCI® U.S. Fund, DWS International Growth Fund and DWS RREEF Real Assets Fund.
(3)	Applicable to the following fund: DWS GNMA Fund.
(4)	Applicable to the following funds: DWS Short Duration Fund and DWS Short-Term Municipal Bond Fund.
(5)	Applicable to the following funds: DWS California Tax-Free Income Fund, DWS Intermediate Tax-Free Fund, DWS Managed Municipal Bond Fund, DWS Massachusetts Tax-Free Fund, DWS New York Tax-Free Income Fund, DWS Strategic High Yield Tax-Free Fund and DWS Total Return Bond Fund.
(6)	Applicable to the following funds DWS Global High Income Fund, DWS High Income Fund, DWS Emerging Markets Fixed Income Fund and DWS ESG Global Bond Fund.

May 13, 2020
SAISTKR20-09

(7)	Applicable to all equity funds except those in footnote (2).
(8)	Applicable to DWS Floating Rate Fund.
(9)	Applicable to all income and equity funds except those noted in footnotes (3), (4), (5) and (8).

(10)	Applicable to all income and equity funds.

The following disclosure replaces the existing similar disclosure relating to the funds contained in “PART II: APPENDIX II-D — FINANCIAL SERVICES FIRMS’ COMPENSATION” of Part II of each fund’s Statement of Additional Information:

Service Fees for Class A, Class C and Class R Shares: With respect to Class A and Class R shares of a fund, DDI pays each firm a service fee, generally payable quarterly, at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to Class A and Class R shares of a fund, generally commencing the month after investment for Class A shares and immediately for Class R shares. With respect to Class C shares of a fund, DDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. DDI does not advance the first year service fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DDI and its affiliates. For periods after the first year, DDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and generally paid quarterly) of the net assets attributable to Class C shares of a fund maintained and serviced by the firm (see “Retail Funds: Class A, Class C and Class R Shares” under “Part II: Distribution and Service Agreements and Plans”).

The following disclosure is added to the “Class A Purchases” section of “PART II: APPENDIX II-F — CLASS A AND CLASS T SALES CHARGE SCHEDULE” of Part II of each fund’s Statement of Additional Information:

Tax-Free Income fund: DWS Short Term Municipal Bond Fund; Taxable Fixed-Income fund: DWS Short Duration Fund:

	Sales Charge
Amount of Purchase	As a Percentage of Offering Price*	As a Percentage of Net Asset Value**	Allowed to Dealers as a Percentage of Offering Price
Less than $100,000	2.25%	2.30%	1.75%
$100,000 but less than $250,000	1.75%	1.78%	1.25%
$250,000 and over	0.00***	0.00***	0.00****

*	The offering price includes the sales charge.
**	Rounded to the nearest one-hundredth percent.

***	Redemption of shares may be subject to a contingent deferred sales charge.

****	Commission is payable by DDI.

Please Retain This Supplement for Future Reference

May 13, 2020

SAISTKR20-09